Exhibit 31.3
CERTIFICATION PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002
I, Talbott Roche, certify that:
1.     I have reviewed this Amendment No.1 to the Annual Report of Blackhawk Network Holdings, Inc. on Form 10-K; and
2.     Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Talbott Roche
Talbott Roche
President and Chief Executive Officer
Date: April 27, 2018